SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Small Cap Growth Fund

2919 Allen Parkway

Houston, Texas 77019

May 5, 2022

Dear Participant:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to inform you of certain changes to the Small Cap Growth Fund (the “Fund”), a series of VALIC Company I (“VC I”). At a meeting held on October 25-26, 2021, the Board of Directors of VC I approved a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between T. Rowe Price Associates, Inc. (“TRP”), sub-adviser to the Fund, and T. Rowe Price Investment Management, Inc. (“TRPIM”). The Sub-Subadvisory Agreement became effective on March 7, 2022.

In connection with the appointment of TRPIM, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of TRPIM did not result in any change to the advisory fees or expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Sub-Subadvisory Agreement and TRPIM.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2919 Allen Parkway

Houston, Texas 77019

Small Cap Growth

(the “Fund”)

INFORMATION STATEMENT

REGARDING A NEW SUB-SUBADVISORY AGREEMENT

FOR THE SMALL CAP GROWTH FUND

You have received this Information Statement because on March 7, 2022, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”) to approve a sub-subadvisory agreement (the “Sub-Advisory Agreement”) between T. Rowe Price Associates, Inc. (“TRP”), sub-adviser to the Fund, and T. Rowe Price Investment Management, Inc. (“TRPIM”). Pursuant to the Sub-Subadvisory Agreement, TRP will delegate certain responsibilities for advising the Fund to TRPIM.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At a meeting held on October 25-26, 2021 (the “Meeting”), the Board, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the Sub-Subadvisory Agreement between TRP and TRPIM with respect to the Fund. The Sub-Subadvisory Agreement became effective on March 7, 2022.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows The Variable Annuity Life Insurance Company (“VALIC”), subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about May 5, 2022, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on March 7, 2022 (the “Record Date”) at https://aigrs.com/prospectus-and-reports/information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 2-3, 2021. VALIC is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as TRP, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are

“interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the Sub-Subadvisory Agreement. For the fiscal period September 1, 2020 to May 31, 2021, the Fund paid VALIC advisory fees, before waivers, based on its average daily net assets pursuant to the Advisory Agreement as follows:

Fund	Gross Advisory Fees	% of Average Daily Net Assets
Small Cap Growth Fund	$1,706,013	0.82%

With respect to the Small Cap Growth Fund, VALIC has contractually agreed to waive its advisory fee until September 30, 2022, so that the advisory fee payable by the Fund to VALIC equals 0.82% on the first $100 million of the Fund’s average daily net assets and 0.77% on average daily net assets over $100 million. This agreement will continue in effect from year to year thereafter and may be modified or discontinued prior to such time only with the approval of the Board, including a majority of the Independent Directors. Pursuant to an Expense Limitation Agreement, VALIC has contractually agreed to reimburse the expenses of the Fund through September 30, 2022, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement do not exceed 0.88%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board prior to any such renewal.

The Sub-Subadvisory Agreement

Under the terms of the Sub-Subadvisory Agreement, TRPIM may perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of TRP: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as TRP may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging for the purchase and sale of securities and other assets of the Fund; (c) providing advice, investment research and credit analysis concerning the Fund’s investments and investments that are under consideration for inclusion in the Fund; (d) assisting TRP in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments; (e) placing orders for all purchases and sales of such investments made for the Fund; (f) quantitative support (including performance attribution analysis) to TRP in connection with the Fund; and (g) maintaining the books and records as are required to support Fund investment operations.

The Sub-Subadvisory Agreement may be terminated by VC I or TRP at any time, without the payment of any penalty, upon giving TRPIM 60 days’ notice, provided that such termination by VC I or TRP shall be directed or approved by the vote of a majority of the Directors of VC I in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by TRPIM on 60 days’ written notice, and will terminate automatically upon any termination of the Investment Sub-Advisory Agreement between VC I and TRP. The Sub-Subadvisory Agreement will also immediately terminate in the event of its assignment. The Sub-Subadvisory Agreement is attached as Exhibit A.

For its services under the Sub-Subadvisory Agreement, TRP may pay TRPIM an investment management fee, if any, up to, but not more than 60% of the sub-advisory fee paid to TRP under its sub-advisory agreement with respect to the Fund. TRPIM is paid out of the subadvisory fees that TRP receives from VALIC and neither VALIC nor the Fund is responsible for payment of any sub-subadvisory fees. Accordingly, approval of the Sub-Subadvisory Agreement is not expected to have any impact on VALIC’s profitability.

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Factors Considered by the Board

At the Meeting, the Board of VC I, including the Independent Directors, approved the Sub-Subadvisory Agreement.

In connection with the approval of the Sub-Subadvisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the Sub-Subadvisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by TRPIM; (2) the key personnel of TRPIM who will provide services to the Fund; (3) TRPIM’s compliance policies and procedures; (4) TRPIM’s brokerage and soft dollar practices; and (5) information relating to any economies of scale and other benefits to be realized by TRPIM as a result of the Sub-Subadvisory Agreement.

In considering whether to approve the Sub-Subadvisory Agreement, the Board also took into account a presentation made at the Meeting by members of management. The Board noted that in accordance with Section 15(c) of the 1940 Act, TRPIM furnished the Board with extensive information in connection with the consideration of the Sub-Subadvisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC, TRP and TRPIM in connection with their consideration of approval of the Sub-Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by TRPIM. The Board reviewed information provided by TRPIM relating to TRPIM’s operations and personnel. The Board also noted that TRPIM’s management of the Fund will be subject to the oversight of TRP, VALIC and the Board, and must be done in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to them regarding the services to be provided by TRPIM. The Board noted that TRPIM will determine the securities to be purchased or sold on behalf of the private placement sleeve of the Fund and that TRP will continue to be responsible for providing VALIC with records concerning its activities, which VALIC or the Fund are required to maintain; and for rendering regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board considered that the delegation of any of such duties to TRPIM will in no way relieve TRP of its duties under the sub-advisory agreement between TRP and the Fund. The Board reviewed information regarding the qualifications, background and responsibilities of TRPIM’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of TRPIM. The Board also reviewed TRPIM’s brokerage practices. The Board also considered TRPIM’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the services to be provided by TRPIM were expected to be satisfactory and that there was a reasonable basis to conclude that TRPIM would provide a high quality of investment services to the Fund.

Fees and Expenses; Profitability. The Board considered that TRP is responsible for payment of the sub-sub-advisory fees and that the TRPIM Sub-Subadvisory Agreement is not expected to have any impact on VALIC’s profitability. In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of TRPIM from their relationship with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Subadvisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to TRPIM’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in TRPIM’s management of the private placement sleeve of the Fund is not a material factor to the approval of the Sub-Subadvisory Agreement.

Terms of the Sub-Subadvisory Agreement. The Board reviewed the terms of the Sub-Subadvisory Agreement, including the duties and responsibilities to be undertaken. The Board concluded that the terms of the Sub-Subadvisory Agreement were reasonable.

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Conclusions. In reaching its decision to approve the Sub-Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that TRPIM possesses the capability and resources to perform the duties required under the Sub-Subadvisory Agreement.

Information about TRPIM

TRPIM, located at 100 East Pratt Street, Baltimore, Maryland 21202, is an affiliate of TRP. TRPIM has been registered as an investment adviser with the SEC since June 7, 2021. TRPIM is a wholly-owned subsidiary of T. Rowe Price, Inc. As of March 7, 2022, TRPIM had approximately $200 billion in assets under management.

The following chart lists TRPIM’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with TRPIM is 100 East Pratt Street, Baltimore, Maryland 21202.

Name and Address	Principal Occupation

Jennifer B. Dardis	Treasurer and Director

Stephon Jackson	President and Director

David Oestreicher	Secretary and Director

Robert W. Sharps	Director

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, TRPIM or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of TRPIM.

TRPIM provides investment advisory or sub-advisory services, as applicable, to other mutual funds and/or institutional accounts. None of these other mutual funds and/or institutional accounts have investment strategies or objectives similar to that of the Portfolio.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to the Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. For the fiscal period from September 1, 2020 to May 31, 2021, pursuant to the Administrative Services Agreement and MTA, the Fund paid $139,113 and $1,667to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), the Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, the Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect majority-owned subsidiary of AIG. VALIC is also an indirect, majority-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the new Sub-Subadvisory Agreement did not affect the services provided to the Fund by SunAmerica, VRSCO or ACS.

Brokerage Commissions

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The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2021.

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Fund is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Fund must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Ownership of Shares

As of the Record Date, there were approximately 31,620,695.08 shares outstanding of the Fund. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

By Order of the Board of Directors,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

Dated: May 5, 2022

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EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

and

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) is dated as of March 7, 2022, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America.

WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement dated as of August 29, 2001 (“Advisory Agreement”) with The Variable Annuity Life Insurance Company (“VALIC”), on behalf of VALIC Company I (the “Corporation”) – Small Cap Growth Fund (the “Fund”);

WHEREAS, the Fund is a separate series of the Corporation and is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is engaged principally in the business of rendering investment supervisory services and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the United States Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Sub-adviser is engaged in the business of, among other things, rendering investment supervisory services and is registered with the SEC as an investment adviser under the Advisers Act; and

WHEREAS, the Adviser desires to retain the Sub-adviser to act as Sub-adviser to furnish certain investment advisory services to the Adviser on behalf of the Fund, and the Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.        Appointment. Adviser hereby appoints the Sub-adviser as its investment Sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.        Duties of the Sub-adviser.

A.        Investment Sub-advisory Services. Subject to the supervision of the Corporation’s Board of Directors (“Board”) and the Adviser, the Sub-adviser shall act as the investment sub-adviser and shall supervise and direct the Fund’s investments as specified by the Adviser from time to time, and in accordance with the Fund’s investment objective(s), investment strategies, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund or Adviser may impose by notice in writing to the Sub-adviser. The Sub-adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund allocated to the Sub-adviser in a manner consistent with the Fund’s investment objective(s), investment strategies, policies, and restrictions. In furtherance of this duty, the Sub-adviser, on behalf of the Fund is authorized to:

(1)        make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

(2)        place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-adviser may select;

(3)        vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the issuers of securities in which Fund assets may be invested provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Fund’s custodian;

(4)        instruct the Fund custodian to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the custodian and/or credited to the Fund upon acquisition of the same for the Fund;

(5)         maintain all or part of the Fund’s uninvested assets in short-term income producing instruments for such periods of time as shall be deemed reasonable and prudent by the Sub-adviser, including any other internal money market or short-term bond fund available for use only by clients of the Adviser and certain of its affiliates; and

(6)        generally, perform any other act necessary to enable the Sub-adviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.

B.        Personnel, Office Space, and Facilities of Sub-adviser. The Sub-adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Sub-adviser requires in the performance of its investment advisory and other obligations under this Agreement.

C.        Further Duties of Sub-adviser. In all matters relating to the performance of this Agreement, the Sub-adviser shall act in conformity with the Corporation’s Articles of Incorporation and By-Laws, and the Fund’s currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Adviser, and shall comply with the applicable requirements of the 1940 Act and Advisers Act and the rules thereunder, the SEC, the FCA, and all other applicable United States, state, United Kingdom, and other laws and regulations.

3.        Compensation. For the services provided and the expenses assumed by the Sub-adviser pursuant to this Agreement, the Adviser may pay the Sub-adviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Advisory Agreement with the Fund.

4.        Duties of the Adviser.

A.         As between the Adviser (TRPA) and the Sub-adviser (TRPIM), the Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement other than those assumed by the Sub-adviser, and shall oversee and review the Sub-adviser’s performance of its duties under this Agreement. Nothing hereunder changes the rights, obligations or liabilities of the parties (i.e., TRPA and VALIC) to the Advisory Agreement.

B.         Upon request from the Sub-adviser, the Adviser will furnish the Sub-adviser with copies of each of the following documents and any future amendments and supplements to such documents, if any, as soon as practicable after such request and such documents become available:

(1)        The Articles of Incorporation of the Corporation, as amended from time to time and as filed with the Maryland State Department of Assessments and Taxation, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)        The By-Laws of the Corporation as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)        Certified resolutions of the Corporation’s Board authorizing the appointment of the Adviser and the Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

(4)       The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)     The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)        The Fund’s Prospectus (as defined above); and

(7)     A certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Sub-adviser with any further documents, materials or information that the Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.        Brokerage.

A.         The Sub-adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.         On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

6.        Ownership of Records. The Sub-adviser shall maintain all books and records required to be maintained by the Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-adviser may retain copies of such records.

7.        Reports. The Sub-adviser shall furnish to the Board or the Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-adviser and the Board or the Adviser, as appropriate, may mutually agree upon from time to time.

8.        Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.        Sub-adviser’s Use of the Services of Others. The Sub-adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-adviser or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate, or in the discharge of Sub-adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

10.        Limitation of Liability of the Sub-adviser. Neither the Sub-adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Sub-adviser) or the Sub-adviser in connection with the Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Sub-adviser or any such person of the duties of the Sub-adviser pursuant to this Agreement.

11.        Representations of Sub-adviser. The Sub-adviser represents, warrants, and agrees as follows:

A.         The Sub-adviser: (i) is registered with the SEC as an investment adviser under the Advisers Act, and is registered or licensed with the FCA and various other non-U.S. regulatory agencies, and will continue to be so registered or licensed for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, the SEC, the FCA or applicable law from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable United States, state or United Kingdom requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.         The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C.         Upon request, the Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and any amendments thereto.

12.        Term of Agreement. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect through March 7, 2024. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party; and (c) the Sub-adviser shall not have notified the Adviser and the Fund, in writing, at least 60 days prior to such approval that it does not desire such continuation. The Sub-adviser shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13.        Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Sub-adviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to the Sub-adviser, without the payment of any penalty; (ii) upon material breach by the Sub-adviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14.        Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if required by the 1940 Act, being approved by vote of a majority of the Fund’s outstanding voting securities.

15.        Miscellaneous.

A.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.        Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.         Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

F.         Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ TERENCE BAPTISTE
Terence Baptiste, Vice President

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

By:	/s/ TERENCE BAPTISTE
Terence Baptiste, Vice President

VALIC COMPANY I

2919 Allen Parkway

Houston, Texas 77019

Small Cap Growth Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.aigrs.com/prospectus-and-reports/information-statements This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a sub-subadvisory agreement is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the new sub-subadvisory agreement.

As discussed in the Information Statement, at a meeting held on October 25-26, 2021, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between T. Rowe Price Associates, Inc. (“TRP”), sub-adviser to the Fund, and T. Rowe Price Investment Management, Inc. (“TRPIM”). The Sub-Subadvisory Agreement became effective on March 7, 2022.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about the new sub-subadviser and the Sub-SubAdvisory Agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about May 5, 2022, to all participants in a contract or plan who were invested in either or both of the Funds as of the close of business on March 7, 2022. A copy of the Information Statement will remain on our website until at least May 5, 2023, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to a Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until May 5, 2023. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.